UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period:  8/31/15__

Item 1. Reports to Stockholders.

Annual Report

August 31, 2015

Templeton Global Income Fund

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
Templeton Global Income Fund	1
Performance Summary	5
Important Notice to Shareholders	6
Financial Highlights and Statement
of Investments	7
Financial Statements	21
Notes to Financial Statements	24
Report of Independent Registered
Public Accounting Firm	33
Tax Information	34
Annual Meeting of Shareholders	35
Dividend Reinvestment and Cash
Purchase Plan	36
Board Members and Officers	38
Shareholder Information	43

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TEMPLETON GLOBAL INCOME FUND

The U.S. dollar broadly strengthened against developed and emerging market currencies during the 12-month period. Global bond yields and spread levels fluctuated, with an overall trend to lower yields in Europe and Asia, and a general increase in yields in Latin America. U.S. Treasury yields shifted throughout the period with the yield on the 10-year U.S. Treasury note beginning the period at 2.35% and rising to 2.63% in September 2014, before declining to a period low of 1.68% in January 2015 and finishing the period at 2.21%. Credit spreads widened in Asia and Latin America over the course of the 12-month period.

In late October 2014, the BOJ introduced a new round of massive QE with an indefinite time horizon. The annual level of asset purchasing was raised to 80 trillion yen — a level that basically equates to the U.S. Fed’s former QE program that ended in the same month. This massive amount of liquidity had significant implications for global markets. Though Japan’s QE was positive for global risk assets, it contributed to further depreciation of the yen, which declined 14.28% against the U.S. dollar during the 12-month period.2

Risk aversion increased during November and December 2014 as sharp declines in oil prices accelerated. In our view, the market misjudged the underlying forces behind the decline in oil prices, which we considered to have been driven by supply dynamics rather than a loss of demand. Heightened volatility led to a broad decline in yields across the Americas, Europe and Asia, while credit spreads widened. This trend persisted through January 2015 before sharply reversing course in February when credit spreads tightened as risk appetites returned and yields broadly shifted higher across the Americas, Europe and Asia.

In March 2015, the ECB launched QE with the aim of increasing the size of its balance sheet to a level higher than its previous peak. The ECB stated its intentions to continue its asset purchases until it sees a sustained adjustment in the path of inflation, making the program effectively open ended. We anticipated that this would keep interest rates low for a while and that it would put further downward pressure on the euro. The euro depreciated 14.93% against the U.S. dollar over the 12-month period.2

In China, we viewed the country’s moderation of growth as an inevitable normalization for an economy of its size. Despite the sudden decline of Chinese equity markets in late June and July 2015, we believed growth in China would remain on its expan-sionary pace and that the economy was fundamentally more stable than markets indicated. However, the devaluation of the Chinese yuan in mid-August by about 3% appeared to raise fears of a deeper, potentially uncontrolled depreciation. We believed that the Chinese authorities would focus on keeping currency depreciation reasonably controlled and that targeted monetary policies were prudent responses to a moderating economy.

In July and August 2015, global volatility increased significantly with sharp declines in the bond markets and currencies of several emerging market countries. In our assessment, the depreciation of several emerging market currencies was excessive, leading to fundamentally cheap valuations. In keeping with our strategy, we look for opportunities to selectively add to our strongest convictions in periods of volatility and believe that global market fundamentals will eventually reemerge.

2. Source: FactSet.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL INCOME FUND

Despite the escalation in near-term volatility, our medium-term convictions remained intact during the period.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

Manager’s Discussion

The core of our strategy during the reporting period remained seeking to position ourselves to navigate a rising interest rate environment. Thus, we continued to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury rates. We were positioned with negative duration exposure to U.S. Treasuries, and we held select local currencies and local bond positions in specific emerging markets. We also actively sought opportunities that could, in our view, potentially offer positive real yields without taking undue interest rate risk. We favored countries that we believe have solid underlying fundamentals and policymakers who have stayed ahead of the curve regarding fiscal, monetary and financial policy. During the period, we used currency forward contracts to actively manage exposure to currencies. We also used interest rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

What is an interest rate swap?
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or
other benchmarks).

Currency Breakdown*
8/31/15
% of Total
Net Assets
Americas	105.5%
U.S. Dollar	70.3%
Mexican Peso	17.7%
Brazilian Real	7.5%
Chilean Peso	6.7%
Peruvian Nuevo Sol	3.3%
Asia Pacific	21.8%
South Korean Won	16.1%
Malaysian Ringgit	14.1%
Indian Rupee	6.0%
Indonesian Rupiah	5.3%
Singapore Dollar	4.5%
Sri Lankan Rupee	3.7%
Philippine Peso	1.0%
Australian Dollar	-3.1%
Japanese Yen	-25.8%
Europe	-27.3%
Polish Zloty	11.6%
Hungarian Forint	0.7%
Euro	-39.6%
*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

During the period, a major detractor from the Fund’s absolute performance was currency positions. Interest rate strategies contributed to absolute return while sovereign credit exposures had a largely neutral effect. Currency positions in Asia ex-Japan and Latin America detracted from absolute performance, as did positions in peripheral European currencies against the euro. However, the Fund’s net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute return. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select duration exposures in Europe contributed to absolute results.

Relative to the benchmark index, interest rate strategies detracted from performance while currency positions and sovereign credit exposures had a largely neutral effect. Underweighted duration exposure to the U.S. detracted from relative return. Among currencies, underweighted positions in

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TEMPLETON GLOBAL INCOME FUND

the euro and the Japanese yen significantly contributed to relative performance. However, overweighted currency positions in Asia ex-Japan and Latin America detracted from relative return, as did overweighted positions in peripheral European currencies against the euro.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL INCOME FUND

Performance Summary as of August 31, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices
Symbol: GIM	8/31/15	8/31/14		Change
Net Asset Value (NAV)	$7.38	$8.72	-$	1.34
Market Price (NYSE)	$6.22	$7.96	-$	1.74

Distributions[1] (9/1/14–8/31/15)
	Dividend	Short-Term
	Income	Capital Gain		Total
	$0.6340	$0.0026		$0.6366

Performance[2]
					Average Annual
	Cumulative Total Return[3]		Average Annual Total Return[3]		Total Return (9/30/15)[4]
	Based on	Based on	Based on	Based on	Based on	Based on
	NAV[5]	market price[6]	NAV[5]	market price[6]	NAV[5]	market price[6]
1-Year	-8.47%	-14.76%	-8.47%	-14.76%	-9.44%	-16.36%
5-Year	+20.41%	-3.60%	+3.78%	-0.73%	+2.41%	-1.60%
10-Year	+122.85%	+95.77%	+8.34%	+6.95%	+8.17%	+6.92%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Assumes reinvestment of distributions based on net asset value.
6. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON GLOBAL INCOME FUND

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

6 | Annual Report

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		TEMPLETON GLOBAL INCOME FUND

Financial Highlights
		Year Ended August 31,
	2015	2014	2013	2012	2011
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.72	$8.38	$9.08	$10.13	$9.94
Income from investment operations:
Net investment income[a]	0.33	0.35	0.38	0.41	0.54
Net realized and unrealized gains (losses)	(1.04)	0.61	(0.07)	(0.30)	0.61
Total from investment operations	(0.71)	0.96	0.31	0.11	1.15
Less distributions from:
Net investment income and net foreign currency gains	(0.63)	(0.62)	(0.72)	(0.82)	(0.93)
Net realized gains	(—)[b]	(—)[b]	(0.29)	(0.34)	(0.03)
Total distributions	(0.63)	(0.62)	(1.01)	(1.16)	(0.96)
Net asset value, end of year	$7.38	$8.72	$8.38	$9.08	$10.13
Market value, end of year[c]	$6.22	$7.96	$8.03	$9.53	$11.30

Total return (based on market value per share)	(14.76)%	7.04%	(5.97)%	(4.40)%	17.54%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.74%	0.73%	0.73%	0.75%	0.74%
Expenses net of waiver and payments by affiliates	0.73%	0.73%[d]	0.73%[d]	0.75%[d]	0.74%[d]
Net investment income	4.14%	4.05%	4.21%	4.55%	5.37%

Supplemental data
Net assets, end of year (000’s)	$989,595	$1,169,318	$1,124,611	$1,209,287	$1,338,948
Portfolio turnover rate	35.51%	45.61%	18.16%	38.60%	20.61%

aBased on average daily shares outstanding.
bAmount rounds to less than $0.01 per share.
cBased on the last sale on the New York Stock Exchange.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INCOME FUND

Statement of Investments, August 31, 2015
	Principal Amount*		Value
Foreign Government and Agency Securities 75.0%
Brazil 7.4%
Letra Tesouro Nacional, Strip,
10/01/15	6,320[a] BRL		$1,723,598
1/01/16	15,770[a] BRL		4,159,239
7/01/16	1,900[a] BRL		468,852
10/01/16	6,010[a] BRL		1,432,868
Nota Do Tesouro Nacional,
10.00%, 1/01/17	7,250[a] BRL		1,904,227
10.00%, 1/01/21	190[a] BRL		44,851
[b]Index Linked, 6.00%, 5/15/17	231[a] BRL		168,664
[b]Index Linked, 6.00%, 5/15/19	17,875[a] BRL		12,726,739
[b]Index Linked, 6.00%, 8/15/20	760[a] BRL		536,296
[b]Index Linked, 6.00%, 8/15/22	25,367[a] BRL		17,635,591
[b]Index Linked, 6.00%, 5/15/23	17,719[a] BRL		12,325,611
[b]Index Linked, 6.00%, 8/15/24	6,860[a] BRL		4,742,140
[b]Index Linked, 6.00%, 8/15/50	23,895[a] BRL		15,416,989
			73,285,665
Hungary 3.9%
Government of Hungary,
4.00%, 4/25/18	58,420,000	HUF	220,151
6.50%, 6/24/19	411,690,000	HUF	1,688,930
7.50%, 11/12/20	8,320,000	HUF	36,537
A, 6.75%, 11/24/17	716,220,000	HUF	2,861,959
A, 5.50%, 12/20/18	105,030,000	HUF	414,970
A, 7.00%, 6/24/22	169,710,000	HUF	742,779
A, 6.00%, 11/24/23	152,500,000	HUF	643,596
B, 5.50%, 6/24/25	113,900,000	HUF	468,901
senior note, 6.25%, 1/29/20	3,535,000		3,987,851
senior note, 6.375%, 3/29/21	4,020,000		4,587,162
[c]senior note, Reg S, 4.375%, 7/04/17	2,950,000	EUR	3,526,450
[c]senior note, Reg S, 5.75%, 6/11/18	12,690,000	EUR	16,051,730
[c]senior note, Reg S, 3.875%, 2/24/20	2,370,000	EUR	2,941,559
			38,172,575
Iceland 0.4%
[d]Government of Iceland, 144A, 5.875%, 5/11/22	3,070,000		3,508,273
India 2.2%
Government of India,
senior bond, 7.80%, 5/03/20	231,200,000	INR	3,466,813
senior bond, 8.28%, 9/21/27	69,900,000	INR	1,073,702
senior bond, 8.60%, 6/02/28	239,800,000	INR	3,781,235
senior note, 7.28%, 6/03/19	9,000,000	INR	133,411
senior note, 8.12%, 12/10/20	173,600,000	INR	2,635,518
senior note, 8.35%, 5/14/22	68,200,000	INR	1,046,238
senior note, 7.16%, 5/20/23	42,900,000	INR	615,419
senior note, 8.83%, 11/25/23	579,400,000	INR	9,165,403
			21,917,739
Indonesia 4.3%
Government of Indonesia,
7.875%, 4/15/19	16,347,000,000	IDR	1,144,413
FR31, 11.00%, 11/15/20	141,798,000,000	IDR	11,093,751

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia, (continued)
FR34, 12.80%, 6/15/21	64,492,000,000	IDR	$5,437,546
FR35, 12.90%, 6/15/22	42,438,000,000	IDR	3,640,170
FR36, 11.50%, 9/15/19	32,651,000,000	IDR	2,553,635
FR43, 10.25%, 7/15/22	4,826,000,000	IDR	368,784
FR61, 7.00%, 5/15/22	1,694,000,000	IDR	109,893
senior bond, 9.00%, 3/15/29	30,263,000,000	IDR	2,143,180
senior bond, FR53, 8.25%, 7/15/21	142,403,000,000	IDR	10,018,678
senior bond, FR56, 8.375%, 9/15/26	42,568,000,000	IDR	2,961,583
senior bond, FR70, 8.375%, 3/15/24	18,113,000,000	IDR	1,266,620
senior note, 8.50%, 10/15/16	19,302,000,000	IDR	1,387,656
			42,125,909
Ireland 2.8%
Government of Ireland, senior bond, 5.40%, 3/13/25	18,458,110	EUR	28,044,264
Lithuania 1.2%
[d]Government of Lithuania, 144A,
7.375%, 2/11/20	8,825,000		10,595,648
6.125%, 3/09/21	1,160,000		1,350,890
			11,946,538
Malaysia 2.3%
Government of Malaysia,
4.72%, 9/30/15	5,150,000	MYR	1,229,223
3.314%, 10/31/17	4,040,000	MYR	963,051
senior bond, 4.262%, 9/15/16	39,950,000	MYR	9,629,521
senior bond, 3.814%, 2/15/17	5,900,000	MYR	1,418,335
senior bond, 4.012%, 9/15/17	10,130,000	MYR	2,448,804
senior note, 3.172%, 7/15/16	17,514,000	MYR	4,176,223
senior note, 3.394%, 3/15/17	10,982,000	MYR	2,624,502
			22,489,659
Mexico 10.2%
Government of Mexico,
8.00%, 12/17/15	1,536,500[e] MXN		9,321,903
7.25%, 12/15/16	7,441,400[e] MXN		46,409,055
7.75%, 12/14/17	6,421,040[e] MXN		41,148,520
[f]Mexican Udibonos, Index Linked,
5.00%, 6/16/16	272,710[g] MXN		1,698,623
3.50%, 12/14/17	211,032[g] MXN		1,337,020
4.00%, 6/13/19	122,722[g] MXN		790,303
2.50%, 12/10/20	96,780[g] MXN		583,784
			101,289,208
Peru 3.1%
Government of Peru, senior bond, 7.84%, 8/12/20	93,349,000	PEN	31,032,071
Philippines 0.4%
Government of the Philippines,
senior bond, 7.00%, 1/27/16	19,080,000	PHP	414,818
senior bond, 9.125%, 9/04/16	2,270,000	PHP	51,156
senior note, 1.625%, 4/25/16	168,140,000	PHP	3,580,148
			4,046,122

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Poland 10.7%
Government of Poland,
6.25%, 10/24/15	29,604,000	PLN	$7,888,117
5.00%, 4/25/16	32,530,000	PLN	8,796,116
4.75%, 10/25/16	210,985,000	PLN	57,761,930
4.75%, 4/25/17	3,210,000	PLN	890,482
5.75%, 9/23/22	60,500,000	PLN	19,053,444
[h]FRN, 1.79%, 1/25/17	22,569,000	PLN	5,975,314
[h]FRN, 1.79%, 1/25/21	19,374,000	PLN	5,054,149
			105,419,552
Portugal 2.7%
Government of Portugal,
[d]144A, 5.125%, 10/15/24	9,390,000		9,980,349
[c]Reg S, 3.875%, 2/15/30	13,300,000	EUR	16,378,682
[c]senior bond, Reg S, 4.95%, 10/25/23	92,700	EUR	124,464
[c]senior note, Reg S, 5.65%, 2/15/24	232,100	EUR	324,714
			26,808,209
Serbia 0.7%
[d]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	1,930,000		2,006,119
7.25%, 9/28/21	4,140,000		4,678,428
			6,684,547
Singapore 0.0%†
Government of Singapore, senior note, 1.125%, 4/01/16	300,000	SGD	212,779

Slovenia 1.2%
[d]Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	6,460,000		7,284,296
5.85%, 5/10/23	3,710,000		4,245,334
			11,529,630
South Korea 12.6%
Korea Monetary Stabilization Bond, senior note,
1.56%, 8/09/16	8,107,200,000	KRW	6,854,045
2.81%, 10/02/15	8,004,000,000	KRW	6,775,907
2.90%, 12/02/15	41,563,400,000	KRW	35,270,336
2.78%, 2/02/16	15,212,670,000	KRW	12,931,399
2.80%, 4/02/16	19,611,690,000	KRW	16,705,194
2.79%, 6/02/16	5,539,000,000	KRW	4,727,438
1.62%, 6/09/16	1,390,400,000	KRW	1,176,069
2.46%, 8/02/16	279,200,000	KRW	237,990
2.07%, 12/02/16	509,600,000	KRW	433,393
Korea Treasury Bond,
senior bond, 5.25%, 9/10/15	4,000,000,000	KRW	3,385,885
senior bond, 4.00%, 3/10/16	621,000,000	KRW	531,830
senior note, 4.00%, 9/10/15	1,635,500,000	KRW	1,383,938
senior note, 2.75%, 12/10/15	4,768,900,000	KRW	4,046,101
senior note, 2.75%, 6/10/16	20,894,200,000	KRW	17,827,865
senior note, 3.00%, 12/10/16	14,559,870,000	KRW	12,527,242
			124,814,632

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sri Lanka 3.6%
Government of Sri Lanka,
8.25%, 3/01/17	32,710,000	LKR	$246,136
8.00%, 6/15/17	31,420,000	LKR	235,772
10.60%, 7/01/19	797,850,000	LKR	6,323,524
10.60%, 9/15/19	539,240,000	LKR	4,293,969
8.00%, 11/01/19	31,420,000	LKR	230,031
9.25%, 5/01/20	124,820,000	LKR	945,312
11.20%, 7/01/22	55,890,000	LKR	450,992
A, 8.50%, 11/01/15	115,700,000	LKR	862,042
A, 6.40%, 8/01/16	87,600,000	LKR	648,201
A, 5.80%, 1/15/17	88,200,000	LKR	644,381
A, 7.50%, 8/15/18	50,950,000	LKR	372,732
A, 8.00%, 11/15/18	413,650,000	LKR	3,063,730
A, 9.00%, 5/01/21	702,230,000	LKR	5,210,249
A, 11.00%, 8/01/21	470,110,000	LKR	3,759,797
B, 6.40%, 10/01/16	96,500,000	LKR	713,734
B, 8.50%, 7/15/18	119,270,000	LKR	895,974
C, 8.50%, 4/01/18	389,500,000	LKR	2,930,337
D, 8.50%, 6/01/18	515,850,000	LKR	3,869,852
			35,696,765
[i]Supranational 1.2%
Inter-American Development Bank, senior note, 7.50%, 12/05/24	185,000,000	MXN	12,387,999
Ukraine 4.1%
[d]Government of Ukraine,
144A, 9.25%, 7/24/17	49,890,000		36,762,694
senior bond, 144A, 7.80%, 11/28/22	2,240,000		1,642,200
senior note, 144A, 7.95%, 2/23/21	350,000		255,938
senior note, 144A, 7.50%, 4/17/23	3,290,000		2,405,812
			41,066,644
Total Foreign Government and Agency Securities
(Cost $846,171,421)			742,478,780
Short Term Investments 19.7%
Foreign Government and Agency Securities 9.3%
Hungary 0.0%†
[j]Hungary Treasury Bill, 9/16/15	34,180,000	HUF	122,249
Malaysia 1.4%
[j]Bank of Negara Monetary Note, 9/08/15 - 11/24/15	47,190,000	MYR	11,212,430
Government of Malaysia, 3.197%, 10/15/15	6,240,000	MYR	1,487,738
[j]Malaysia Treasury Bill, 9/04/15 - 5/27/16	5,730,000	MYR	1,357,137
			14,057,305
Mexico 2.9%
[j]Mexico Treasury Bill, 9/17/15 - 5/26/16	48,140,860[k] MXN		28,506,895
Philippines 0.6%
[j]Philippine Treasury Bill, 9/02/15 - 8/03/16	289,380,000	PHP	6,161,729

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Annual Report

| 11

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal Amount*		Value
Short Term Investments (continued)
Singapore 2.3%
[j]Monetary Authority of Singapore Treasury Bill,
10/02/15	29,070,000	SGD	$20,588,685
10/09/15 - 1/05/16	2,270,000	SGD	1,606,370
			22,195,055
South Korea 2.1%
Korea Monetary Stabilization Bond,
[j]9/08/15 - 11/10/15	12,177,100,000	KRW	10,273,593
[j]12/15/15	11,772,800,000	KRW	9,911,617
senior note, 1.92%, 3/09/16	310,130,000	KRW	262,742
senior note, 1.57%, 7/09/16	739,000,000	KRW	624,825
			21,072,777
Total Foreign Government and Agency Securities
(Cost $101,118,320)			92,116,010
Total Investments before Money Market Funds
(Cost $947,289,741)			834,594,790
	Shares
Money Market Funds (Cost $102,398,725) 10.4%
United States 10.4%
[l,m]Institutional Fiduciary Trust Money Market Portfolio	102,398,725		102,398,725
Total Investments (Cost $1,049,688,466) 94.7%			936,993,515
Other Assets, less Liabilities 5.3%			52,601,095
Net Assets 100.0%			$989,594,610

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(f).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2015, the aggregate value of these securities was $39,347,599, representing 3.98% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buy-
ers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees.
At August 31, 2015, the aggregate value of these securities was $84,715,981, representing 8.56% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount of security is adjusted for inflation. See Note 1(f).
gPrincipal amount is stated in 100 Unidad de Inversion Units.
hThe coupon rate shown represents the rate at period end.
iA supranational organization is an entity formed by two or more central governments through international treaties.
jThe security is traded on a discount basis with no stated coupon rate.
kPrincipal amount is stated in 10 Mexican Peso Units.
lNon-income producing.
mSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

12 | Annual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

At August 31, 2015, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	947,000	1,090,567		9/02/15	$—	$(28,476)
Euro	DBAB	Sell	947,000	1,251,442		9/02/15	189,350	—
Chilean Peso	BZWS	Buy	1,898,900,000	3,040,186		9/03/15	—	(300,315)
Chilean Peso	BZWS	Sell	1,898,900,000	2,736,167		9/03/15	—	(3,703)
Chilean Peso	MSCO	Buy	521,800,000	835,548		9/03/15	—	(82,658)
Chilean Peso	MSCO	Sell	521,800,000	748,906		9/03/15	—	(3,985)
Chilean Peso	DBAB	Buy	293,390,000	465,698		9/04/15	—	(42,413)
Chilean Peso	DBAB	Buy	3,142,053,000	5,124,395		9/08/15	—	(592,906)
Euro	DBAB	Buy	3,495,500	4,025,757		9/08/15	—	(105,099)
Euro	DBAB	Sell	3,495,500	4,611,334		9/08/15	690,676	—
Euro	JPHQ	Buy	6,650,000	7,635,198		9/08/15	—	(176,358)
Euro	JPHQ	Sell	6,650,000	8,652,315		9/08/15	1,193,475	—
Chilean Peso	DBAB	Buy	1,166,790,000	1,913,712		9/09/15	—	(231,115)
Indian Rupee	JPHQ	Buy	73,333,000	1,128,721		9/10/15	—	(25,804)
Indian Rupee	JPHQ	Sell	73,333,000	1,103,084		9/10/15	166	—
Polish Zloty	CITI	Buy	5,203,000	1,241,862	EUR	9/10/15	—	(16,034)
Polish Zloty	DBAB	Buy	26,670,000	6,355,902	EUR	9/14/15	—	(72,554)
Chilean Peso	DBAB	Buy	1,026,660,000	1,610,194		9/17/15	—	(130,768)
Chilean Peso	DBAB	Buy	1,013,970,000	1,584,204		9/21/15	—	(123,603)
Euro	BZWS	Sell	370,478	482,131		9/21/15	66,513	—
Chilean Peso	JPHQ	Buy	1,128,000,000	1,754,004		9/22/15	—	(129,295)
Chilean Peso	MSCO	Buy	2,014,830,000	3,162,254		9/24/15	—	(260,738)
Euro	BZWS	Sell	899,632	1,159,968		9/24/15	150,679	—
Chilean Peso	DBAB	Buy	547,950,000	859,637		9/28/15	—	(70,836)
Indian Rupee	DBAB	Buy	68,380,000	1,020,684		9/28/15	3,628	—
Indian Rupee	HSBK	Buy	869,744,000	11,264,348	EUR	9/28/15	390,404	—
Indian Rupee	DBAB	Buy	205,967,790	3,151,161		9/30/15	—	(67,197)
Indian Rupee	DBAB	Sell	205,967,790	3,088,899		9/30/15	4,935	—
Japanese Yen	JPHQ	Sell	130,931,000	1,206,265		9/30/15	125,771	—
Malaysian Ringgit	HSBK	Buy	1,130,000	303,038		9/30/15	—	(32,962)
Malaysian Ringgit	HSBK	Sell	1,130,000	266,509		9/30/15	—	(3,567)
Chilean Peso	DBAB	Buy	1,025,289,000	1,456,376		10/01/15	19,181	—
Indian Rupee	HSBK	Buy	69,631,000	1,072,181		10/05/15	—	(30,400)
Indian Rupee	HSBK	Sell	69,631,000	1,039,114		10/05/15	—	(2,668)
Chilean Peso	DBAB	Buy	1,259,801,000	1,974,146		10/07/15	—	(162,005)
Japanese Yen	JPHQ	Sell	1,115,900,000	10,301,408		10/07/15	1,091,690	—
Chilean Peso	CITI	Buy	2,019,520,000	3,125,950		10/08/15	—	(221,250)
Japanese Yen	HSBK	Sell	555,000,000	5,150,932		10/09/15	570,294	—
Euro	HSBK	Buy	7,909,000	9,131,652		10/13/15	—	(255,895)
Euro	HSBK	Sell	7,909,000	8,580,949		10/13/15	—	(294,809)
Japanese Yen	BZWS	Sell	281,000,000	2,609,675		10/13/15	290,343	—
Japanese Yen	DBAB	Sell	277,200,000	2,575,969		10/13/15	288,001	—
Euro	BZWS	Sell	2,535,000	3,238,082		10/14/15	393,168	—
Euro	JPHQ	Buy	2,217,000	2,546,823		10/14/15	—	(58,786)
Euro	JPHQ	Sell	4,739,000	6,055,178		10/14/15	736,816	—
Chilean Peso	DBAB	Buy	567,590,000	877,129		10/15/15	—	(61,239)
Malaysian Ringgit	DBAB	Buy	142,760,000	36,085,679 EUR 10/15/15			—	(6,394,646)
Euro	BZWS	Sell	1,760,000	2,244,880		10/16/15	269,646	—
Indian Rupee	JPHQ	Buy	73,333,000	1,123,688		10/19/15	—	(28,888)
Indian Rupee	JPHQ	Sell	73,333,000	1,095,094		10/19/15	295	—

franklintempleton.com							Annual Report | 13

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Euro	HSBK	Buy	11,729,000	13,543,652	10/20/15	$—	$(379,395)
Euro	HSBK	Sell	11,729,000	15,017,812	10/20/15	1,853,555	—
Indian Rupee	DBAB	Buy	237,003,000	3,685,292	10/20/15	—	(147,584)
Indian Rupee	DBAB	Sell	237,003,000	3,542,646	10/20/15	4,937	—
Malaysian Ringgit	JPHQ	Buy	6,080,000	1,816,715	10/20/15	—	(364,532)
Malaysian Ringgit	JPHQ	Sell	6,080,000	1,428,571	10/20/15	—	(23,612)
Malaysian Ringgit	JPHQ	Buy	19,607,841	5,224,717	10/21/15	—	(541,621)
Malaysian Ringgit	JPHQ	Sell	19,607,841	4,606,889	10/21/15	—	(76,207)
Mexican Peso	DBAB	Buy	67,596,340	4,886,600	10/21/15	—	(855,059)
Japanese Yen	BZWS	Sell	146,100,000	1,372,991	10/22/15	166,956	—
Mexican Peso	CITI	Buy	21,771,590	1,572,297	10/22/15	—	(273,915)
Mexican Peso	DBAB	Buy	62,150,960	4,485,491	10/22/15	—	(779,024)
Chilean Peso	DBAB	Buy	1,968,980,000	3,006,076	10/23/15	—	(177,648)
Chilean Peso	MSCO	Buy	1,235,940,000	1,882,620	10/23/15	—	(107,200)
Malaysian Ringgit	HSBK	Buy	10,989,000	3,286,479	10/23/15	—	(662,065)
Malaysian Ringgit	HSBK	Sell	10,989,000	2,589,303	10/23/15	—	(35,112)
Chilean Peso	DBAB	Buy	1,507,780,000	2,193,262	10/26/15	—	(27,893)
Euro	DBAB	Buy	6,027,000	7,168,032	10/26/15	—	(402,830)
Euro	DBAB	Sell	6,027,000	7,650,372	10/26/15	885,171	—
Malaysian Ringgit	DBAB	Buy	8,263,000	2,479,669	10/26/15	—	(506,481)
Malaysian Ringgit	DBAB	Sell	8,263,000	1,935,355	10/26/15	—	(37,832)
Malaysian Ringgit	HSBK	Buy	5,510,477	1,653,805	10/26/15	—	(337,914)
Malaysian Ringgit	HSBK	Sell	5,510,477	1,298,110	10/26/15	—	(17,781)
Singapore Dollar	CITI	Buy	21,787,381	17,155,148	10/26/15	—	(1,752,973)
Singapore Dollar	DBAB	Buy	9,461,270	7,448,060	10/26/15	—	(759,594)
Euro	BZWS	Sell	2,780,907	3,531,668	10/27/15	410,097	—
Indian Rupee	DBAB	Buy	108,491,000	1,681,150	10/27/15	—	(63,468)
Indian Rupee	DBAB	Sell	108,491,000	1,619,752	10/27/15	2,070	—
Chilean Peso	DBAB	Buy	1,739,030,000	2,626,735	10/28/15	—	(129,681)
Indian Rupee	JPHQ	Buy	412,387,000	5,357,763 EUR 10/28/15		133,855	—
Chilean Peso	JPHQ	Buy	596,880,000	891,731	10/29/15	—	(34,750)
Indian Rupee	JPHQ	Buy	159,192,000	2,456,208	10/29/15	—	(83,267)
Indian Rupee	JPHQ	Sell	159,192,000	2,373,078	10/29/15	137	—
Euro	DBAB	Buy	1,646,550	1,897,794	10/30/15	—	(49,445)
Euro	DBAB	Sell	1,646,550	2,102,562	10/30/15	254,213	—
Indian Rupee	DBAB	Buy	237,620,060	3,660,480	10/30/15	—	(119,023)
Indian Rupee	DBAB	Sell	237,620,060	3,545,510	10/30/15	4,053	—
Indian Rupee	HSBK	Buy	452,496,000	6,979,279	10/30/15	—	(235,341)
Indian Rupee	HSBK	Sell	452,496,000	6,722,567	10/30/15	—	(21,371)
Malaysian Ringgit	JPHQ	Buy	5,507,000	1,649,049	10/30/15	—	(334,165)
Malaysian Ringgit	JPHQ	Sell	5,507,000	1,293,634	10/30/15	—	(21,251)
Chilean Peso	DBAB	Buy	561,810,000	835,940	11/02/15	—	(29,613)
Euro	DBAB	Buy	111,459	128,475	11/03/15	—	(3,346)
Euro	DBAB	Sell	111,459	141,163	11/03/15	16,034	—
Chilean Peso	DBAB	Buy	1,123,610,000	1,655,655	11/04/15	—	(43,326)
Euro	BZWS	Sell	16,250,000	20,506,525	11/04/15	2,263,281	—
Chilean Peso	BZWS	Buy	726,200,000	1,062,861	11/05/15	—	(20,899)
Indian Rupee	HSBK	Buy	69,631,000	1,073,107	11/05/15	—	(36,356)
Indian Rupee	HSBK	Sell	69,631,000	1,033,408	11/05/15	—	(3,344)
Chilean Peso	DBAB	Buy	584,343,000	855,303	11/06/15	—	(16,960)
Euro	BZWS	Sell	783,291	984,001	11/06/15	104,599	—
Indian Rupee	DBAB	Buy	252,159,750	3,874,017	11/06/15	—	(120,170)

14 | Annual Report						franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*	Date Appreciation Depreciation
Indian Rupee	DBAB	Sell	252,159,750	3,758,530	11/06/15	$4,683	$—
Chilean Peso	MSCO	Buy	1,002,600,000	1,453,739	11/09/15	—	(15,749)
Chilean Peso	CITI	Buy	515,662,000	748,367	11/10/15	—	(8,844)
Chilean Peso	MSCO	Buy	1,779,160,000	2,575,880	11/10/15	—	(24,347)
Indian Rupee	JPHQ	Buy	73,333,000	1,135,098	11/10/15	—	(44,120)
Indian Rupee	JPHQ	Sell	73,333,000	1,090,940	11/10/15	—	(37)
Japanese Yen	CITI	Sell	104,080,747	912,969	11/10/15	53,569	—
Chilean Peso	DBAB	Buy	1,612,838,000	2,351,317	11/12/15	—	(38,757)
Euro	JPHQ	Sell	517,652	648,644	11/12/15	67,411	—
Japanese Yen	CITI	Sell	335,732,000	2,884,908	11/12/15	112,673	—
Japanese Yen	HSBK	Sell	286,780,000	2,513,905	11/12/15	145,881	—
Japanese Yen	JPHQ	Sell	102,242,000	898,341	11/12/15	54,100	—
Euro	BZWS	Sell	4,891,000	6,104,897	11/13/15	613,057	—
Euro	GSCO	Sell	560,000	625,537	11/13/15	—	(3,257)
Indian Rupee	HSBK	Buy	277,986,000	4,291,137	11/13/15	—	(157,559)
Indian Rupee	HSBK	Sell	277,986,000	4,120,142	11/13/15	—	(13,436)
Japanese Yen	GSCO	Sell	203,561,000	1,701,062	11/13/15	20,177	—
Japanese Yen	SCNY	Sell	152,158,000	1,271,406	11/13/15	14,976	—
Chilean Peso	DBAB	Buy	567,590,000	826,607	11/16/15	—	(13,085)
Chilean Peso	JPHQ	Buy	510,998,000	741,490	11/16/15	—	(9,081)
Euro	DBAB	Buy	3,479,651	4,026,472	11/16/15	—	(119,145)
Euro	DBAB	Sell	3,479,651	4,356,920	11/16/15	449,593	—
Euro	GSCO	Sell	1,688,000	1,902,528	11/16/15	7,060	—
Indian Rupee	DBAB	Buy	110,524,000	1,709,429	11/16/15	—	(66,773)
Indian Rupee	DBAB	Sell	110,524,000	1,644,947	11/16/15	2,291	—
Japanese Yen	CITI	Sell	152,157,000	1,271,482	11/16/15	15,007	—
Japanese Yen	MSCO	Sell	245,000,000	2,136,473	11/16/15	113,323	—
Japanese Yen	SCNY	Sell	103,657,300	905,446	11/16/15	49,470	—
Chilean Peso	MSCO	Buy	5,886,810,000	8,518,387	11/17/15	—	(81,685)
Australian Dollar	JPHQ	Sell	15,958,000	12,836,615	11/18/15	1,522,205	—
Euro	DBAB	Buy	4,853,000	5,772,886	11/18/15	—	(323,216)
Euro	DBAB	Sell	4,853,000	6,065,765	11/18/15	616,094	—
Euro	UBSW	Sell	9,844,000	12,274,484	11/18/15	1,220,176	—
Japanese Yen	BOFA	Sell	705,633,500	5,945,231	11/18/15	118,118	—
Japanese Yen	DBAB	Sell	592,373,000	5,107,544	11/18/15	215,736	—
Chilean Peso	BZWS	Buy	379,831,000	541,154	11/19/15	3,390	(293)
Euro	DBAB	Buy	817,802	973,160	11/19/15	—	(54,793)
Euro	DBAB	Sell	817,802	1,022,293	11/19/15	103,927	—
Japanese Yen	CITI	Sell	733,240,000	6,331,678	11/19/15	276,506	—
Malaysian Ringgit	DBAB	Buy	5,266,040	1,540,859	11/19/15	—	(290,394)
Malaysian Ringgit	DBAB	Sell	5,266,040	1,231,534	11/19/15	—	(18,930)
Euro	DBAB	Buy	9,706,000	11,550,140	11/20/15	—	(650,400)
Euro	DBAB	Sell	9,706,000	12,182,583	11/20/15	1,282,843	—
Japanese Yen	CITI	Sell	823,639,000	7,106,462	11/20/15	304,669	—
Malaysian Ringgit	HSBK	Buy	3,175,000	926,493	11/20/15	—	(172,770)
Malaysian Ringgit	HSBK	Sell	3,175,000	746,971	11/20/15	—	(6,753)
Chilean Peso	DBAB	Buy	1,653,630,000	2,398,895	11/23/15	—	(30,360)
Indian Rupee	JPHQ	Buy	33,196,000	513,385	11/23/15	—	(20,576)
Indian Rupee	JPHQ	Sell	33,196,000	492,742	11/23/15	—	(68)
Japanese Yen	HSBK	Sell	154,574,000	1,322,275	11/24/15	45,697	—
Chilean Peso	JPHQ	Buy	364,500,000	514,940	11/27/15	6,941	—
Malaysian Ringgit	HSBK	Buy	50,063,035	10,202,371 EUR 11/27/15		403,264	—

franklintempleton.com						Annual Report | 15

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Chilean Peso	DBAB	Buy	3,438,350,000	4,987,887		11/30/15	$—	$(66,318)
Euro	DBAB	Buy	820,797	946,420		11/30/15	—	(24,503)
Euro	DBAB	Sell	820,797	1,023,230		11/30/15	101,313	—
Indian Rupee	DBAB	Buy	1,151,765,600	14,844,495 EUR 11/30/15			405,433	—
Malaysian Ringgit	JPHQ	Buy	118,779,709	24,255,112 EUR 11/30/15			885,277	—
Euro	GSCO	Sell	454,000	496,031		12/01/15	—	(13,911)
Chilean Peso	BZWS	Buy	1,898,900,000	2,715,041		12/02/15	2,539	—
Chilean Peso	MSCO	Buy	521,800,000	743,252		12/02/15	3,514	—
Euro	HSBK	Sell	3,548,865	4,371,775		12/09/15	384,978	—
Euro	SCNY	Sell	1,325,806	1,637,794		12/09/15	148,383	—
Japanese Yen	HSBK	Sell	230,100,000	1,837,786		12/09/15	—	(63,154)
Malaysian Ringgit	JPHQ	Buy	16,656,368	4,395,864		12/14/15	—	(450,696)
Malaysian Ringgit	JPHQ	Sell	16,656,368	3,899,875		12/14/15	—	(45,293)
Australian Dollar	CITI	Sell	1,690,900	1,296,558		12/18/15	99,369	—
Japanese Yen	DBAB	Sell	186,830,000	1,599,298		12/21/15	55,359	—
Japanese Yen	HSBK	Sell	187,120,000	1,600,000		12/21/15	53,665	—
Japanese Yen	BZWS	Sell	132,990,000	1,124,727		12/22/15	25,688	—
Japanese Yen	CITI	Sell	207,460,000	1,756,944		12/22/15	42,479	—
Euro	BZWS	Sell	1,676,000	2,042,753		1/05/16	158,909	—
Japanese Yen	GSCO	Sell	69,178,000	584,200		1/08/16	12,261	—
Euro	BZWS	Sell	1,509,000	1,795,619		1/11/16	99,281	—
Malaysian Ringgit	JPHQ	Buy	2,518,000	681,185		1/11/16	—	(84,561)
Malaysian Ringgit	JPHQ	Sell	2,518,000	588,318		1/11/16	—	(8,307)
Japanese Yen	CITI	Sell	94,950,000	800,887		1/14/16	15,757	—
Euro	CITI	Sell	1,349,575	1,599,854		1/15/16	82,611	—
Euro	JPHQ	Buy	14,822,783	17,055,756		1/15/16	—	(391,424)
Euro	JPHQ	Sell	14,822,783	17,537,892		1/15/16	873,560	—
Japanese Yen	BZWS	Sell	237,550,000	2,021,823		1/15/16	57,499	—
Japanese Yen	JPHQ	Sell	154,420,000	1,309,354		1/15/16	32,440	—
Euro	BZWS	Sell	11,924,000	14,042,713		1/19/16	652,366	(16,144)
Euro	JPHQ	Buy	10,982,000	12,637,537		1/19/16	—	(290,163)
Euro	JPHQ	Sell	10,982,000	12,976,880		1/19/16	629,507	—
Japanese Yen	HSBK	Sell	372,780,000	3,036,706		1/19/16	—	(46,159)
Japanese Yen	SCNY	Sell	219,020,000	1,774,045		1/19/16	—	(37,236)
Malaysian Ringgit	JPHQ	Buy	1,392,000	374,496		1/19/16	—	(44,635)
Malaysian Ringgit	JPHQ	Sell	1,392,000	325,082		1/19/16	—	(4,779)
Euro	BZWS	Sell	1,403,000	1,530,224		1/20/16	—	(47,240)
Euro	DBAB	Buy	2,276,000	2,626,964		1/20/16	—	(67,941)
Euro	DBAB	Sell	2,276,000	2,482,433		1/20/16	—	(76,590)
Euro	BZWS	Sell	1,052,000	1,227,789		1/21/16	44,948	—
Euro	DBAB	Buy	772,000	891,074		1/22/16	—	(23,040)
Euro	DBAB	Sell	772,000	840,554		1/22/16	—	(27,480)
Euro	JPHQ	Sell	2,459,575	2,868,602		1/22/16	103,066	—
Japanese Yen	DBAB	Sell	95,240,000	770,800		1/22/16	—	(16,889)
Malaysian Ringgit	DBAB	Buy	50,842,000	13,162,977		1/22/16	—	(1,114,539)
Malaysian Ringgit	DBAB	Buy	11,019,000	2,628,202	EUR	1/22/16	—	(343,879)
Malaysian Ringgit	DBAB	Sell	50,842,000	11,845,760		1/22/16	—	(202,679)
Euro	JPHQ	Sell	11,085,000	12,976,422		1/25/16	511,738	—
Euro	BZWS	Sell	4,351,556	4,940,626		1/27/16	47,260	—
Euro	DBAB	Buy	1,802,000	2,080,119		1/27/16	—	(53,753)
Euro	DBAB	Sell	1,802,000	1,987,246		1/27/16	—	(39,120)
Euro	GSCO	Sell	1,800,000	1,979,091		1/27/16	—	(45,026)

16 | Annual Report							franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Japanese Yen	JPHQ	Sell	95,800,000	774,648		1/27/16	$—	$(17,771)
Japanese Yen	HSBK	Sell	817,266,455	6,984,139		1/28/16	223,861	—
Euro	DBAB	Buy	338,000	390,181		1/29/16	—	(10,081)
Euro	DBAB	Sell	338,000	385,641		1/29/16	5,542	—
Japanese Yen	DBAB	Sell	631,276,974	5,384,668		1/29/16	162,729	—
Malaysian Ringgit	HSBK	Buy	1,687,000	434,850		1/29/16	—	(35,031)
Malaysian Ringgit	HSBK	Sell	1,687,000	395,082		1/29/16	—	(4,737)
Euro	BZWS	Sell	4,094,000	4,497,013		2/08/16	—	(107,841)
Euro	CITI	Sell	8,393,000	9,640,200		2/09/16	199,721	—
Japanese Yen	CITI	Sell	152,232,000	1,305,122		2/09/16	45,504	—
Euro	HSBK	Sell	7,662,000	8,702,040		2/10/16	83,619	—
Malaysian Ringgit	HSBK	Buy	170,000	42,790		2/10/16	—	(2,494)
Malaysian Ringgit	HSBK	Sell	170,000	39,775		2/10/16	—	(521)
Euro	BZWS	Sell	23,553,000	26,768,173		2/11/16	274,600	—
Euro	GSCO	Sell	1,183,000	1,299,798		2/12/16	—	(30,926)
Japanese Yen	GSCO	Sell	110,363,000	936,510		2/12/16	23,261	—
Malaysian Ringgit	HSBK	Buy	3,400,000	847,458		2/12/16	—	(41,509)
Malaysian Ringgit	HSBK	Sell	3,400,000	795,359		2/12/16	—	(10,589)
Euro	SCNY	Sell	6,873,000	7,818,209		2/16/16	86,342	—
Euro	GSCO	Sell	6,210,000	7,134,855		2/17/16	148,697	—
Euro	JPHQ	Sell	12,428,000	14,267,965		2/17/16	286,649	—
Japanese Yen	GSCO	Sell	85,279,140	723,140		2/17/16	17,369	—
Japanese Yen	JPHQ	Sell	100,450,000	850,273		2/17/16	18,948	—
Malaysian Ringgit	HSBK	Buy	6,108,000	1,452,522		2/19/16	—	(4,526)
Malaysian Ringgit	HSBK	Sell	6,108,000	1,428,438		2/19/16	—	(19,558)
Japanese Yen	DBAB	Sell	303,441,000	2,466,539		2/24/16	—	(45,186)
Japanese Yen	HSBK	Sell	608,984,000	4,949,279		2/24/16	—	(91,569)
Japanese Yen	HSBK	Sell	187,760,000	1,591,645		2/25/16	37,428	—
Mexican Peso	CITI	Buy	62,000,000	4,013,465		2/25/16	—	(352,358)
Euro	BOFA	Sell	1,471,272	1,679,943		2/26/16	24,483	—
Euro	BZWS	Sell	4,618,433	5,270,232		2/26/16	73,621	—
Japanese Yen	BZWS	Sell	726,500,000	6,120,730		2/26/16	106,841	—
Japanese Yen	HSBK	Sell	980,688,000	8,211,404		2/29/16	92,762	—
Malaysian Ringgit	DBAB	Buy	71,195,440	14,339,175	EUR	2/29/16	741,986	—
Mexican Peso	MSCO	Buy	117,000,000	7,575,267		2/29/16	—	(668,715)
South Korean Won	HSBK	Buy	6,054,254,000	4,368,369	EUR	2/29/16	186,085	—
South Korean Won	JPHQ	Buy	980,000,000	713,620	EUR	2/29/16	22,792	—
Japanese Yen	JPHQ	Sell	416,700,000	3,516,530		3/03/16	66,612	—
Japanese Yen	HSBK	Sell	196,900,000	1,656,362		3/04/16	26,158	—
Euro	BZWS	Sell	1,348,368	1,502,136		3/09/16	—	(15,471)
Euro	HSBK	Buy	1,285,000	1,487,516		3/09/16	—	(41,231)
Euro	HSBK	Sell	1,285,000	1,428,792		3/09/16	—	(17,494)
Japanese Yen	BZWS	Sell	192,016,500	1,609,985		3/09/16	20,014	—
Euro	CITI	Sell	4,817,000	5,285,694		3/10/16	—	(136,037)
Euro	MSCO	Sell	3,640,000	3,989,986		3/10/16	—	(106,984)
Mexican Peso	HSBK	Buy	82,460,700	5,184,251		3/11/16	—	(321,199)
Euro	JPHQ	Buy	296,000	340,983		3/16/16	—	(7,774)
Euro	JPHQ	Sell	296,000	316,972		3/16/16	—	(16,237)
Japanese Yen	CITI	Sell	220,552,000	1,833,716		3/22/16	6,863	—
Japanese Yen	MSCO	Sell	311,200,000	2,586,995		3/22/16	9,297	—
Japanese Yen	BZWS	Sell	125,158,380	1,056,581		3/28/16	19,727	—
Euro	BOFA	Sell	12,478,100	13,781,075		3/29/16	—	(270,048)

franklintempleton.com							Annual Report | 17

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Euro	BOFA	Sell	3,504,500	3,885,667		3/30/16	$—	$(60,716)
Euro	CITI	Sell	1,575,600	1,748,573		4/08/16	—	(26,085)
Malaysian Ringgit	HSBK	Buy	1,130,000	302,204		4/11/16	—	(35,118)
Malaysian Ringgit	HSBK	Sell	1,130,000	263,097		4/11/16	—	(3,989)
Euro	SCNY	Sell	3,955,000	4,244,605		4/13/16	—	(210,603)
Japanese Yen	CITI	Sell	146,000,000	1,222,125		4/13/16	12,125	—
Mexican Peso	CITI	Buy	21,365,740	1,378,773		4/13/16	—	(122,334)
Euro	JPHQ	Sell	3,144,000	3,359,741		4/14/16	—	(181,982)
Euro	HSBK	Buy	4,695,000	5,439,627		4/18/16	—	(150,183)
Euro	HSBK	Sell	4,695,000	5,002,523		4/18/16	—	(286,922)
Euro	BZWS	Sell	4,026,945	4,401,310		4/29/16	—	(136,714)
Euro	SCNY	Sell	6,683,000	7,359,988		4/29/16	—	(171,183)
Euro	BZWS	Sell	4,107,651	4,619,351		5/05/16	—	(10,299)
Indonesian Rupiah	JPHQ	Buy	6,781,000,000	600,993	AUD	5/18/16	20,067	—
Japanese Yen	CITI	Sell	705,604,100	5,967,558		5/18/16	114,594	—
Indonesian Rupiah	JPHQ	Buy	27,704,000,000	2,468,502	AUD	5/19/16	72,343	—
Japanese Yen	BOFA	Sell	704,526,000	5,923,672		5/19/16	79,503	—
Japanese Yen	BZWS	Sell	706,440,000	5,938,467		5/19/16	78,421	—
Japanese Yen	HSBK	Sell	707,007,200	5,972,101		5/19/16	107,351	—
Euro	JPHQ	Sell	5,056,324	5,803,219		5/20/16	102,251	—
Japanese Yen	JPHQ	Sell	532,106,000	4,480,270		5/20/16	66,245	—
Euro	BZWS	Sell	1,464,790	1,706,151		5/26/16	54,369	—
Japanese Yen	BZWS	Sell	860,890,000	7,311,168		5/26/16	168,674	—
Japanese Yen	SCNY	Sell	696,345,000	5,874,346		5/26/16	97,023	—
Mexican Peso	JPHQ	Buy	39,025,000	2,475,028		5/31/16	—	(189,635)
Euro	HSBK	Sell	6,579,510	7,458,796		6/06/16	37,037	—
Japanese Yen	CITI	Sell	153,700,000	1,247,608		6/08/16	—	(28,113)
Japanese Yen	BZWS	Sell	474,230,000	3,819,015		6/10/16	—	(117,383)
Japanese Yen	CITI	Sell	496,800,000	4,004,030		6/10/16	—	(119,713)
Japanese Yen	HSBK	Sell	505,050,000	4,074,134		6/10/16	—	(118,089)
Euro	DBAB	Buy	3,495,500	4,047,020		6/13/16	—	(103,261)
Euro	DBAB	Sell	3,495,500	3,960,052		6/13/16	16,293	—
Japanese Yen	DBAB	Sell	167,200,000	1,357,738		6/13/16	—	(30,259)
Japanese Yen	JPHQ	Sell	467,930,000	3,796,084		6/13/16	—	(88,398)
Euro	DBAB	Buy	3,756,000	4,348,809		6/15/16	—	(110,900)
Euro	DBAB	Sell	3,756,000	4,280,112		6/15/16	42,203	—
Japanese Yen	CITI	Sell	230,997,000	1,883,368		6/16/16	—	(34,421)
Japanese Yen	JPHQ	Sell	197,300,000	1,607,889		6/16/16	—	(30,140)
Australian Dollar	CITI	Sell	3,408,700	2,593,203		6/20/16	198,420	—
Australian Dollar	JPHQ	Sell	8,540,000	6,479,554		6/20/16	479,777	—
Japanese Yen	DBAB	Sell	187,160,000	1,531,588		6/22/16	—	(22,559)
Indonesian Rupiah	JPHQ	Buy	77,590,000,000	7,053,636	AUD	6/23/16	66,842	—
Indonesian Rupiah	JPHQ	Buy	33,980,000,000	3,095,563	AUD	6/24/16	24,274	—
Malaysian Ringgit	HSBK	Buy	12,077,292	3,152,681		6/24/16	—	(313,049)
Malaysian Ringgit	HSBK	Sell	12,077,292	2,794,376		6/24/16	—	(45,257)
Malaysian Ringgit	HSBK	Buy	4,516,266	1,168,685		6/30/16	—	(107,274)
Malaysian Ringgit	HSBK	Sell	4,516,266	1,044,465		6/30/16	—	(16,946)
Malaysian Ringgit	JPHQ	Buy	3,602,500	939,374		7/05/16	—	(93,022)
Malaysian Ringgit	JPHQ	Sell	3,602,500	831,218		7/05/16	—	(15,134)
Malaysian Ringgit	DBAB	Buy	6,824,400	1,762,500		7/08/16	—	(159,560)
Malaysian Ringgit	DBAB	Sell	6,824,400	1,569,910		7/08/16	—	(33,030)
Euro	MSCO	Sell	1,228,000	1,355,712		7/18/16	—	(31,166)

18 | Annual Report |							franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)
				Contract Settlement			Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date Appreciation Depreciation
Malaysian Ringgit	DBAB	Buy	9,759,000	2,252,770	EUR	7/20/16	$—	$(254,137)
Euro	MSCO	Sell	905,000	989,301		7/22/16	—	(32,906)
Euro	DBAB	Buy	701,000	812,502		7/25/16	—	(20,647)
Euro	DBAB	Sell	701,000	773,021		7/25/16	—	(18,835)
Japanese Yen	CITI	Sell	178,564,000	1,451,763		7/25/16	—	(32,590)
Japanese Yen	JPHQ	Sell	275,000,000	2,235,409		7/25/16	—	(50,591)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,280,537	EUR	7/27/16	—	(382,903)
Malaysian Ringgit	JPHQ	Buy	6,651,000	1,698,851		7/27/16	—	(138,782)
Malaysian Ringgit	JPHQ	Sell	6,651,000	1,532,135		7/27/16	—	(27,933)
Euro	CITI	Sell	960,795	1,060,943		7/28/16	—	(24,472)
Euro	GSCO	Sell	6,683,000	7,368,809		7/28/16	—	(181,016)
Euro	JPHQ	Sell	6,683,000	7,453,483		7/29/16	—	(96,561)
Malaysian Ringgit	JPHQ	Buy	56,765,000	14,414,678		7/29/16	—	(1,101,717)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,220,651	EUR	7/29/16	—	(315,941)
Malaysian Ringgit	JPHQ	Sell	56,765,000	13,074,974		7/29/16	—	(237,987)
Euro	HSBK	Sell	6,684,000	7,378,468		8/05/16	—	(174,234)
Euro	JPHQ	Sell	893,000	985,894		8/05/16	—	(23,166)
Malaysian Ringgit	HSBK	Buy	170,000	42,405		8/08/16	—	(2,564)
Malaysian Ringgit	HSBK	Sell	170,000	39,189		8/08/16	—	(652)
Euro	CITI	Sell	851,902	935,687		8/10/16	—	(27,074)
Japanese Yen	CITI	Sell	613,483,000	4,966,147		8/10/16	—	(136,218)
South Korean Won	HSBK	Buy	6,054,254,000	5,152,776		8/10/16	—	(54,822)
South Korean Won	HSBK	Sell	6,054,254,000	5,051,948		8/10/16	—	(46,007)
Euro	DBAB	Buy	1,775,000	2,058,334		8/11/16	—	(52,294)
Euro	DBAB	Sell	1,775,000	1,959,502		8/11/16	—	(46,538)
Euro	JPHQ	Sell	2,248,000	2,473,924		8/11/16	—	(66,683)
South Korean Won	HSBK	Buy	8,324,000,000	877,059,889	JPY	8/12/16	—	(285,895)
Japanese Yen	DBAB	Sell	687,444,000	5,583,891		8/18/16	—	(135,095)
South Korean Won	JPHQ	Buy	980,000,000	831,319		8/18/16	—	(6,142)
South Korean Won	JPHQ	Sell	980,000,000	820,908		8/18/16	—	(4,268)
Japanese Yen	HSBK	Sell	1,286,140,000	10,437,754		8/22/16	—	(263,296)
Japanese Yen	JPHQ	Sell	926,943,000	7,521,660		8/22/16	—	(190,769)
Mexican Peso	HSBK	Buy	21,920,000	1,294,361		8/22/16	—	(20,407)
Japanese Yen	BZWS	Sell	307,053,000	2,504,919		8/24/16	—	(50,014)
Euro	SCNY	Sell	8,685,912	10,117,871		8/26/16	297,113	—
Japanese Yen	JPHQ	Sell	800,079,000	6,791,208		8/26/16	133,459	—
Euro	JPHQ	Sell	3,821,732	4,395,756		8/29/16	74,326	—
Japanese Yen	DBAB	Sell	509,728,000	4,285,229		8/29/16	43,183	—
Japanese Yen	JPHQ	Sell	450,908,000	3,789,191		8/29/16	36,655	—
Japanese Yen	JPHQ	Sell	304,127,000	2,544,964		8/31/16	13,801	—
Totals Forward Exchange Contracts unrealized appreciation (depreciation)							$31,393,886	$(35,535,387)
Net unrealized appreciation (depreciation)								$(4,141,501)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.
*In U.S. dollars unless otherwise indicated.

franklintempleton.com

Annual Report

| 19

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

At August 31, 2015, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts
		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date Appreciation		Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 0.926%	LCH	$58,090,000	10/17/17	$—	$(160,292)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%	LCH	35,260,000	1/22/25	904,724	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%	LCH	44,070,000	1/23/25	918,977	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%	LCH	26,010,000	1/27/25	541,728	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%	LCH	6,500,000	1/29/25	156,756	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%	LCH	5,500,000	1/30/25	130,648	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%	LCH	8,680,000	2/03/25	304,665	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%	LCH	800,000	3/27/25	12,381	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%	LCH	800,000	3/27/25	11,839	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%	LCH	6,340,000	7/02/25	—	(128,672)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%	LCH	16,220,000	7/29/25	—	(88,803)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%	LCH	23,960,000	7/29/25	—	(152,195)
Totals Interest Rate Swap Contracts				$2,981,718	$(529,962)
Net unrealized appreciation (depreciation)				$2,451,756

See Abbreviations on page 32.

20 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

Financial Statements

Statement of Assets and Liabilities
August 31, 2015

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$947,289,741
Cost - Sweep Money Fund (Note 3c)	102,398,725
Total cost of investments	$1,049,688,466
Value - Unaffiliated issuers	$834,594,790
Value - Sweep Money Fund (Note 3c)	102,398,725
Total value of investments	936,993,515
Cash	4,213,000
Restricted cash (Note 1d)	5,187,000
Foreign currency, at value (cost $9,650,660)	9,653,056
Receivables:
Interest	12,679,647
Due from brokers	31,270,895
Variation margin	256,006
Unrealized appreciation on OTC forward exchange contracts	31,393,886
Total assets	1,031,647,005
Liabilities:
Payables:
Management fees	530,604
Due to brokers	5,187,000
Unrealized depreciation on OTC forward exchange contracts	35,535,387
Deferred tax	469,883
Accrued expenses and other liabilities	329,521
Total liabilities	42,052,395
Net assets, at value	$989,594,610
Net assets consist of:
Paid-in capital	$1,112,250,270
Distributions in excess of net investment income	(10,728,258)
Net unrealized appreciation (depreciation)	(115,269,585)
Accumulated net realized gain (loss)	3,342,183
Net assets, at value	$989,594,610
Shares outstanding	134,144,158
Net asset value per share	$7.38

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TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended August 31, 2015

Investment income:
Interest (net of foreign taxes of $1,028,130)	$47,771,610
Inflation principal adjustments	4,981,609
Total investment income	52,753,219
Expenses:
Management fees (Note 3a)	6,863,418
Transfer agent fees	232,125
Custodian fees (Note 4)	477,054
Reports to shareholders	92,102
Registration and filing fees	128,121
Professional fees	75,725
Trustees’ fees and expenses	99,513
Other	62,001
Total expenses	8,030,059
Expenses waived/paid by affiliates (Note 3c)	(120,331)
Net expenses	7,909,728
Net investment income	44,843,491
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(30,716,883)
Foreign currency transactions	76,804,335
Swap contracts	(10,964,381)
Net realized gain (loss)	35,123,071
Net change in unrealized appreciation (depreciation) on:
Investments	(159,524,010)
Translation of other assets and liabilities denominated in foreign currencies	(24,018,993)
Swap contracts	9,135,024
Change in deferred taxes on unrealized appreciation	114,608
Net change in unrealized appreciation (depreciation)	(174,293,371)
Net realized and unrealized gain (loss)	(139,170,300)
Net increase (decrease) in net assets resulting from operations	$(94,326,809)

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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	TEMPLETON GLOBAL INCOME FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended August 31,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$44,843,491	$46,399,973
Net realized gain (loss)	35,123,071	21,594,820
Net change in unrealized appreciation (depreciation)	(174,293,371)	59,867,784
Net increase (decrease) in net assets resulting from operations	(94,326,809)	127,862,577
Distributions to shareholders from:
Net investment income and net foreign currency gains	(85,047,396)	(82,713,288)
Net realized gains	(348,775)	(442,676)
Total distributions to shareholders	(85,396,171)	(83,155,964)
Net increase (decrease) in net assets	(179,722,980)	44,706,613
Net assets:
Beginning of year	1,169,317,590	1,124,610,977
End of year	$989,594,610	$1,169,317,590
Distributions in excess of net investment income included in net assets:
End of year	$(10,728,258)	$(4,277,302)

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TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counter-party include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one coun-terparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Derivative Financial Instruments (continued)

Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 9 regarding other derivative information.

d. Restricted Cash

At August 31, 2015, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s counter-party broker and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2015, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statement of Operations.

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At August 31, 2015, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2015 and August 31, 2014 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the year ended August 31, 2015 and August 31, 2014, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2015, there were no credits earned.

5. Income Taxes

The tax character of distributions paid during the years ended August 31, 2015 and 2014, was as follows:

	2015	2014
Distributions paid from ordinary income	$85,396,171	$83,155,964

At August 31, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,058,234,277

Unrealized appreciation	$14,884,052
Unrealized depreciation	(136,124,814)
Net unrealized appreciation (depreciation)	$(121,240,762)

Distributable earnings - undistributed ordinary income	$14,394,486

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2015, aggregated $287,711,886 and $330,629,314, respectively.

7. Credit Risk

At August 31, 2015, the Fund had 15.85% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At August 31, 2015, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate
contracts	Variation margin	$2,981,718	[a]	Variation margin	$529,962	[a]

Foreign exchange
contracts	Unrealized appreciation on			Unrealized depreciation on
	OTC forward exchange contracts	31,393,886		OTC forward exchange contracts	35,535,387
Totals		$34,375,604			$36,065,349

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended August 31, 2015, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
Derivative Contracts		Net Realized			Unrealized Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year		Operations Locations	for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(10,964,381)		Swap contracts	$9,135,024
Foreign exchange contracts	Foreign currency transactions	81,669,904	[a]	Translation of other assets and
				liabilities denominated in
				foreign currencies	(23,940,104)[a]
Totals		$70,705,523			$(14,805,080)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended August 31, 2015, the average month end fair value of derivatives represented 9.46% of average month end net assets. The average month end number of open derivative contracts for the year was 344.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 32.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information (continued)

At August 31, 2015, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$31,393,886	$35,535,387

[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2015, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received [a]	Received	than zero)
Counterparty
BOFA	$222,104	$(222,104)	$—	$—	$—
BZWS	6,616,486	(826,316)	—	(5,187,000)	603,170
CITI	1,579,867	(1,579,867)	—	—	—
DBAB	6,611,457	(6,611,457)	—	—	—
GSCO	228,825	(228,825)	—	—	—
HSBK	4,642,039	(4,642,039)	—	—	—
JPHQ	9,453,491	(6,192,909)	(2,841,496)	—	419,086
MSCO	126,134	(126,134)	—	—	—
SCNY	693,307	(419,022)	—	—	274,285
UBSW	1,220,176	—	(1,119,035)	—	101,141

Total	$31,393,886	$(20,848,673)	$(3,960,531)	$(5,187,000)	$1,397,682

[a]At August 31, 2015, the Fund received U.S. Government and Agency securities and Government of Switzerland Bonds as collateral for derivatives.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

At August 31, 2015, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged[a]	than zero)
Counterparty
BOFA	$330,764	$(222,104)	$—	$(108,660)	$—
BZWS	826,316	(826,316)	—	—	—
CITI	3,312,431	(1,579,867)	—	(1,732,564)	—
DBAB	17,439,703	(6,611,457)	—	(10,828,246)	—
GSCO	274,136	(228,825)	—	(45,311)	—
HSBK	5,323,973	(4,642,039)	—	(681,934)	—
JPHQ	6,192,909	(6,192,909)	—	—	—
MSCO	1,416,133	(126,134)	—	(1,289,999)	—
SCNY	419,022	(419,022)	—	—	—
UBSW	—	—	—	—	—
Total	$35,535,387	$(20,848,673)	$—	$(14,686,714)	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

A summary of inputs used as of August 31, 2015, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$742,478,780	$—	$742,478,780
Short Term Investments	102,398,725	92,116,010	—	194,514,735
Total Investments in Securities	$102,398,725	$834,594,790	$—	$936,993,515

Other Financial Instruments
Forward Exchange Contracts	$—	$31,393,886	$—	$31,393,886
Swap Contracts	—	2,981,718	—	2,981,718
Total Other Financial Instruments	$—	$34,375,604	$—	$34,375,604

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$35,535,387	$—	$35,535,387
Swap Contracts	—	529,962	—	529,962
Total Other Financial Instruments	$—	$36,065,349	$—	$36,065,349

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	AUD	Australian Dollar	FRN	Floating Rate Note
BZWS	Barclays Bank PLC	BRL	Brazilian Real
CITI	Citibank, N.A.	EUR	Euro
DBAB	Deutsche Bank AG	HUF	Hungarian Forint
GSCO	Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah
HSBK	HSBC Bank PLC	INR	Indian Rupee
JPHQ	JPMorgan Chase Bank, N.A.	JPY	Japanese Yen
LCH	London Clearing House	KRW	South Korean Won
MSCO	Morgan Stanley and Co. Inc.	LKR	Sri Lankan Rupee
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	MYR	Malaysian Ringgit
		PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		PLN	Polish Zloty
		SGD	Singapore Dollar

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TEMPLETON GLOBAL INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2015

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TEMPLETON GLOBAL INCOME FUND

Tax Information (unaudited)

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $348,775 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2015.

At August 31, 2015, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 17, 2015, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Per Share	Income Per Share	Dividends Per Share
$0.0073	$0.3827	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2016, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2015. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2015 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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Annual Meeting of Shareholders, March 2, 2015 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 2, 2015. The purpose of the meeting was to elect four Trustees of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2018	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	112,222,769	83.66%	96.91%	3,572,301	2.66%	3.09%
Ann Torre Bates	112,641,331	83.97%	97.28%	3,153,739	2.35%	2.72%
David W. Niemiec	112,926,207	84.18%	97.52%	2,868,863	2.14%	2.48%
Robert E. Wade	112,617,471	83.95%	97.26%	3,177,599	2.37%	2.74%

There were approximately 57 broker non-votes and 571 uncast votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2015:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	113,203,358	84.39%	97.76%
Against	1,138,664	0.85%	0.98%
Abstain	1,453,676	1.08%	1.26%
Total		86.32%	100.00%

*Frank J. Crothers, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Frank A. Olson, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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Transfer Agent

American Stock Transfer and Trust Company LLC

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

(800) 416-5585

www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON GLOBAL INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	144	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (2014-present), Ares
Capital Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1999	25	Fortis, Inc. (utility holding company)
300 S.E. 2nd Street				(2007-present) and AML Foods
Fort Lauderdale, FL 33301-1923				Limited (retail distributors) (1989-
present).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	144	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923	Trustee	Independent		RTI International Metals, Inc.
		Trustee since 2007		(manufacture and distribution of
titanium) (1999-present), Canadian
National Railway (railroad)
(2001-present), White Mountains
Insurance Group, Ltd. (holding
company) (2004-present) and H.J.
Heinz Company (processed foods and
allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Hess Corporation (exploration and refining of oil and gas) (1993-present),
RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present), Canadian National Railway (railroad) (2001-present),
White Mountains Insurance Group, Ltd. (holding company) (2004-present) and H.J. Heinz Company (processed foods and allied products)
(1994-2013).

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TEMPLETON GLOBAL INCOME FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	144	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June – December 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	144	Cbeyond, Inc. (business
300 S.E. 2nd Street				communications provider)
Fort Lauderdale, FL 33301-1923				(2010-2012), The Southern Company
				(energy company) (2014-present;
				previously 2010-2012) and Graham
				Holdings Company (education and
				media organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-
2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos Trustee		Since 1999	25	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	161	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	144	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) President and		Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (2014-present),
Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of SLM Corporation from 1997 to 2014 and
Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to
Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and
Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 19, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered global foreign exchange transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements, as applicable. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report

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TEMPLETON GLOBAL INCOME FUND

SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) for the Fund showed its investment performance for the one-year period ended February 28, 2015, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all closed-end non-leveraged global income funds as selected by Lipper. Such universe consisted of two funds during all periods. The Lipper report considered both the Fund’s income return and total return on a net asset value basis without regard to market discounts or premiums. The Lipper report showed the Fund’s income return to be the higher of the two funds composing its Lipper universe for the one-year period, and on an annualized basis to also be the higher of the two funds constituting such universe for the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be the higher of the two funds composing its Lipper universe for the one-year period, and on an annualized basis to also be the higher of the two funds constituting such universe for the previous three-, five- and 10-year periods. The Board was satisfied with such comparative investment income, noting that the Fund’s income return for the one-year period as shown in the Lipper report was 8.09% and exceeded the average income return of the expense group for such period. The Lipper report also contained a performance supplement, provided at the request of the Manager, with a performance universe consisting of all retail and institutional global income funds as selected by Lipper. The total return for the supplemental universe indicated that the Fund was in the second-highest quintile for the previous one-year period, and on an annualized basis was in the highest performing quintile for each of the previous three-, five- and 10-year periods.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with an expense group consisting of the Fund and one other closed-end fund as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense rate of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees, and the results of such expense comparison showed both the Fund’s contractual investment management fee rate and total actual expense rate to be the lowest in its Lipper expense group. The Board was satisfied with the Fund’s comparative expenses as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations

44 | Annual Report

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SHAREHOLDER INFORMATION

exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from personnel and systems enhancements necessitated by fund growth, increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged an investment management fee at the rate of 0.70% on its first $200 million of net assets; 0.635% on the next $500 million of net assets; 0.60% on the next $300 million of net assets; and 0.580% on the next $4 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level. The Fund’s asset size was approximately $1.07 billion on December 31, 2014, and the Board believed such fee schedule provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

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TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

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Annual Report
Templeton Global Income Fund

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2015 Franklin Templeton Investments. All rights reserved.	TLGIM A 10/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $54,574 for the fiscal year ended August 31, 2015 and $54,258 for the fiscal year ended August 31, 2014.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended August 31, 2015 and $3,830 for the fiscal year ended August 31, 2014. The services for which these fees were paid included technical tax consultation for withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2015 and $335 for the fiscal year ended August 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $378,983 for the fiscal year ended August 31, 2015 and $159,401 for the fiscal year ended August 31, 2014. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment. Also, includes review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $378,983 for the fiscal year ended August 31, 2015 and $163,566 for the fiscal year ended August 31, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Ann Torre Bates, Frank J. Crothers, David W. Niemiec, and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.   The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.   The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.   The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.   The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of October 26, 2015, the portfolio managers of the Fund is as follows:

MICHAEL HASENSTAB, Ph.D., Senior Vice President of Franklin Advisers, Inc.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002.  He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

SONAL DESAI, PH.D., Portfolio Manager of Franklin Advisers, Inc.

Dr. Desai has been a portfolio manager of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2009. Prior to joining Franklin Templeton Investments, she was part of the Global Credit team at Thames River Capital in London, where she was responsible for shaping the team's top-down global view on macroeconomic and market developments covering both G10 and global emerging markets.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2015.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	18	80,971.2	41[2]	76,251.2	22[2]	6,931.9
Sonal Desai	5	72,407.0	9	61,436.6	1	223.5

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2.  Dr. Hasenstab manages a Pooled Investment Vehicle and Other Accounts with $945.1 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	$10,001 - $50,000
Sonal Desai	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  October 26, 2015

By /s/MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  October 26, 2015